Schedule 14A Information

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                            (Amendment No. _________)


Filed by the Registrant    [x]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commissions Only (as permitted by Rule 14a-6(e)(2) )
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[X]     Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                     INTELECT COMMUNICATIONS SYSTEMS LIMITED
                (Name of Registrant as Specified In Its Charter)

          ------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

         Payment of Filing Fee (Check the appropriate box):

[X]     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)     Title of each class of securities to which transaction applies:
(2)     Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined:
(4)     Proposed maximum aggregate value of transaction:
(5)     Total fee paid:

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount Previously Paid:
(2)      Form, Schedule or Registration Statement No.:
(3)      Filing Party:
(4)      Date Filed:



                     INTELECT COMMUNICATIONS SYSTEMS LIMITED



                                  NOTICE OF THE
                     ANNUAL GENERAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON WEDNESDAY, JUNE 26, 1996



TAKE NOTICE that the Annual General Meeting of INTELECT COMMUNICATIONS SYSTEMS LIMITED (the "Company") will be held on Wednesday, June 26, 1996 at 9:00 a.m. at The Glen Eagles Country Club, 5401 West Park Boulevard, Plano, Texas, 75220, for the following purposes:

         1. To receive the consolidated financial statements of the Company for the fiscal year ended December 31, 1995 and the report of the auditors thereon;

         2. To elect three directors to fill the vacancies created by the expiry at the Meeting of the terms of three of the directors;

         3.       To fix the maximum number of directors;

         4.       To appoint auditors; and

         5. To transact such other business as may properly be brought before the meeting or any adjournment thereof.

     Shareholders of the Company who are unable to attend the meeting in person are requested to date and sign the enclosed form of proxy and return it in the enclosed envelope. In order to be valid and acted upon at the meeting, forms of proxy must be returned to the Secretary of the Company at the address on the enclosed envelope, c/o P.O. Box 2687, Houston, Texas, 77252-2687 or c/o The R-M Trust Company, 393 University Avenue, 5th Floor, Toronto, Ontario, M5G 2M7, Canada at any time up to the last business day before the time for holding the meeting or any adjournment thereof or deposited with the Chairman of the meeting on the day of the meeting and any adjournment thereof. A shareholder whose shares are held by a broker must return his proxy to his broker in the envelope provided.


DATED at Hamilton, Bermuda this 30 day of April, 1996.


                                            BY ORDER OF THE BOARD OF DIRECTORS
                                            RHIANON M. PEDRO
                                            Secretary








                     INTELECT COMMUNICATIONS SYSTEMS LIMITED
                                   REID HOUSE
                   31 CHURCH STREET, HAMILTON, HM 12, BERMUDA
                   P.O. BOX HM 1437, HAMILTON, HM FX, BERMUDA

  ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON WEDNESDAY, JUNE 26, 1996

                                 PROXY STATEMENT

SOLICITATION OF PROXIES

     THIS PROXY STATEMENT ACCOMPANIES THE NOTICE (THE "NOTICE") OF THE ANNUAL GENERAL MEETING OF SHAREHOLDERS OF INTELECT COMMUNICATIONS SYSTEMS LIMITED (THE "COMPANY") AND IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE MANAGEMENT OF THE COMPANY OF PROXIES TO BE VOTED AT THE ANNUAL GENERAL MEETING OF SHAREHOLDERS OF THE COMPANY (THE "MEETING") AND AT ANY AND ALL ADJOURNMENTS OF SUCH MEETING. The Meeting is to be held at the time and place and for the purposes set forth in the Notice. It is expected that solicitation of proxies will be primarily by mail, however, the Company may retain agents to solicit proxies. The costs of solicitation will be borne by the Company. Unless otherwise stated, all amounts included in this Proxy Statement are stated in U.S. dollars. The accompanying Notice of Meeting and this Proxy Statement are being first mailed to shareholders on or about May 20, 1996.

APPOINTMENT AND REVOCATION OF PROXIES

     The persons designated in the enclosed form of proxy are directors of the Company. A shareholder desiring to appoint some other person to represent him at the Meeting may do so either by inserting such person's name in the blank space provided in the form of proxy or by completing another form of proxy.

     A shareholder who has given a proxy may revoke it, as to any motion on which a vote has not already been cast pursuant to the authority conferred by it, by an instrument in writing executed by the shareholder or by his attorney authorized in writing or, if the shareholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized.

     A proxy or revocation of proxy, in order to be acted upon, must be deposited with the Secretary of the Company c/o P.O. Box 2687, Houston, Texas, 77252-2687, U.S.A. or c/o The R-M Trust Company, 393 University Avenue, 5th Floor, Toronto, Ontario, M5G 2M7, Canada at any time up to and including the last business day preceding the day of the Meeting or any adjournment thereof, or with the Chairman of the Meeting on the day of the Meeting or any adjournment thereof.

EXERCISE OF DISCRETION BY PROXIES

     All properly executed proxies, not heretofore revoked, WILL BE VOTED OR WITHHELD FROM VOTING IN ACCORDANCE WITH THE INSTRUCTIONS OF THE SHAREHOLDER ON ANY BALLOT THAT MAY BE CALLED FOR AND, IF THE SHAREHOLDER SPECIFIES A CHOICE WITH RESPECT TO ANY MATTER TO BE ACTED UPON, THE SHARES WILL BE VOTED ACCORDINGLY. IF NO DIRECTIONS ARE GIVEN, THE PROXY WILL BE VOTED FOR THE ELECTION OF MANAGEMENT'S NOMINEES AS DIRECTORS AND FOR THE APPOINTMENT OF KPMG PEAT MARWICK AS AUDITORS OF THE COMPANY.

     The enclosed form of proxy confers discretionary authority upon the persons named therein with respect to amendments or variations to matters identified in the Notice and with respect to other matters which are appropriately brought before the Meeting. Except as disclosed herein, at the date hereof, the management of the Company knows of no such amendments, variation or other matters.

VOTING SHARES AND PRINCIPAL SHAREHOLDERS

     The voting shares of the Company are its Common Shares with a par value of U.S. $0.01. At the date hereof, the Company had outstanding 11,880,117 Common Shares. Shareholders of record at the close of business on May 8, 1996 (the
"Record Date"), are entitled to one vote for each Common Share held by them, except to the extent that such shareholder transfers any such shares after that date and the transferee produces properly endorsed share certificates or otherwise establishes ownership of the shares and demands that the new name of ownership, not later than ten days before the Meeting, be included in the shareholders' list for the Meeting, in which case the transferee is entitled to vote his shares at the meeting.







SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     Set forth below is information with respect to certain persons, including those known to the Company, who own beneficially more than five percent of the Company's outstanding Common Shares, and the number and percentage of outstanding shares owned beneficially by directors and executive officers of the Company individually, and directors and executive officers of the Company as a group.


                                                      AMOUNT AND NATURE
     NAME AND ADDRESS                                   OF BENEFICIAL                                           PERCENT
     OF BENEFICIAL OWNER                                  OWNERSHIP                   NOTE                     OF CLASS
     -------------------                                  ---------                   ----                     --------
     Herman M. Frietsch
     31 Church Street
     Hamilton, Bermuda, HM12                              513,333                      (1)                       4.24%

     Peter G. Leighton
     31 Church Street
     Hamilton, Bermuda, HM12                               753,433                     (2)                       6.26%

     Jeremy T.G. Posner
     31 Church Street
     Hamilton, Bermuda, HM12                               383,333                     (3)                       3.19%

     Anton Liechtenstein
     Administration & Trust
     Company Registered
     Merkurhaus
     Josef Rheinbergerstrasse 6
     Vaduz, Liechtenstein                                  257,500                                               2.17%

     C. Simon Scupham
     70 Harbour Road
     Paget, Bermuda                                         1,877                      (4)                       .02%

     Rhianon M. Pedro
     31 Church Street
     Hamilton, Bermuda, HM12                                3,333                      (5)                       .03%

     Meridian Fund, Ltd.
     601 Jefferson, Suite 4000
     Houston, Texas, 77002                                 651,000                                               5.48%

     Cerrito Investments Limited
     1900 W. Loop S.
     Suite 1910
     Houston, Texas, 77027-3208                           1,311,883                    (6)                      10.72%

     All Directors and
     Executive Officers
     as a group (6 persons)                               1,885,243                    (7)                      15.43%




(1)    Includes 213,333 options which are currently exercisable or become exercisable in the next six months.
(2)    Includes 25,000 shares held by an unrelated investor over which Mr. Leighton has voting control and 163,333 options which are currently exercisable or become exercisable in the next six months.
(3)    Includes 118,333 options which are currently exercisable or become exercisable in the next six months.
(4)    Includes 1,867 options which are currently exercisable or become exercisable in the next six months.
(5)    Includes 3,333 options which are currently exercisable or become exercisable in the next six months.
(6)    Includes 760,991 shares, 180,000 warrants @ $3.50 per share which expire on May 15, 1996 and 180,000 warrants @ $2.50 per share  which  expire  on May  15,  1996,  held  in the  name  of  Cerrito
       Investments  Limited;  149,396  in the name of  Cerrito  Investors  Ltd.,
       41,496 in the name of Cerrito Partners.
(7)    Includes 496,866 options which are currently exercisable or become exercisable in the next six months.






ELECTION OF DIRECTORS

     At the Annual and Special General Meeting of the Shareholders held April 14, 1993, the Shareholders adopted new Bye-Laws of the Company, of which one of the provisions of such Bye-Laws (Bye-Law 4.03) provided that the directors of the Company shall be elected and retire in a staggered term rotation. However, the text of Bye-Law 4.03 failed to clarify that once directors have been elected for staggered terms, their successors shall then be elected to hold office for a term expiring at the annual meeting of the shareholders held in the third year of their election. At the Special General Meeting of the Shareholders held December 13, 1995, the Shareholders of the Company adopted the current Bye-Law
4.03 which accomplishes the appropriate clarification. Current Bye-Law 4.03 provides that the Directors shall be elected and shall retire in rotation such that one-third (1/3rd) of the number of Directors fixed from time to time shall be elected for a three (3) year term or until the third annual general meeting following their election, one third (1/3rd) shall be elected for a two (2) year term or until the second annual general meeting following their election and one third (1/3rd) shall be elected for a one (1) year term or until the next annual general meeting following their election. At each annual general meeting of shareholders, the successors of such classes of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual general meeting of the shareholders held in the third year of their election.

     It is proposed that the shareholders elect four directors to fill the vacancies created by (i) the expiry at the Meeting of the terms of three of the directors as set forth in the table below and (ii) the vacancy created by the resignation of a director in conjunction with the Company's sale of Savage Corporation. Unless otherwise specified, the persons designated in the enclosed form of proxy intend to vote in favor of re-electing the persons whose terms as directors expire at the Meeting as directors for terms expiring as set forth in the table below.

     The following table states for each of the current directors all other offices with the Company now held, his principal occupation, the year he became a director of the Company, the expiry of his term as a director of the Company or, in the case of the three directors whose terms expire at the Meeting, the term for which he is proposed to be elected, and the number of Common Shares of the Company that he has advised are beneficially owned, directly or indirectly, or over which control or discretion is exercised, by him as of the date hereof:



NAME AND OTHER OFFICES                   PRINCIPAL             OFFICES WITH        BECAME       TERM        NEW TERM    COMMON
WITH THE COMPANY                         OCCUPATION            COMPANY             DIRECTOR     EXPIRES     EXPIRES     SHARES HELD
---------------------------------------- --------------------- ------------------- ------------ ----------- ----------- ------------
HERMAN M. FRIETSCH(3)                    Executive             Executive              1988         1997         -         300,000
                                         Chairman              Chairman since
Executive Chairman                                             October, 1995
                                                               (Chairman of the
                                                               Board since
                                                               April, 1989)

PETER G. LEIGHTON(3)                     President             President since        1984         1997         -         590,100
President                                                      April, 1989
                                                               (Chief Financial
                                                               Officer from
                                                               April, 1989 to
                                                               October, 1995)

ANTON LIECHTENSTEIN(1)(3)(4)             Consultant,           None                   1981         1996        1999       257,500
Chairman of                              Private Investor      (Chairman of the
Stock Option Committee                                         Board from
                                                               September, 1985
                                                               to March, 1989)

JEREMY T.G. POSNER(4)                    President,            None                   1987         1996        1998       265,000
                                         Posner Management     (Vice President
                                         Limited               from April, 1994
                                                               to October, 1995)

C. SIMON SCUPHAM(1)(2)                   President,            None                   1992         1996         -              10
Chairman of Audit Committee              Abbeydale Limited     (Vice President
                                                               from January,
                                                               1992 to April,
                                                               1994)

WENDELL M. HOLLIS(4)                     Partner               None                   1996         1996        1998            10
                                         Mello, Hollis,
                                         Jones & Martin

(1)  Member, Audit Committee.
(2)  Member, Stock Option Committee.





(3)  Term expires at the next annual general meeting following the Meeting.
(4)  To be elected at the Annual General Meeting.


DIRECTORS AND OFFICERS OF THE REGISTRANT

     Information regarding the directors is set forth below. Appointments were made by the Shareholders in April 1995 or subsequently by the Board, as authorized by the Shareholders, to fill vacancies created by resignations. Such persons will serve until the next Annual General Meeting of Shareholders or until their successors are elected.

HERMAN M. FRIETSCH, 56, EXECUTIVE CHAIRMAN AND DIRECTOR has been a director of the Company since 1988 and Chairman of the Board since April, 1989 and Executive Chairman since December, 1995. Mr. Frietsch has co-developed and directs with Mr. Leighton the Company's corporate strategy, restructuring programs and development of new business operations. Mr. Frietsch has over thirty years of experience in corporate general management through executive positions with large, diversified and international public companies as well as start up private enterprises. Other recent positions include Executive Assistant to the Chairman and Chief Executive Officer of The Coastal Corporation, Houston, Texas; Director of Laker Airways, Inc., a privately-held U.S. certified commercial air carrier initiating transcontinental passenger service between the U.S. and Europe during 1996; President and co-founder with Michael E. DeBakey, M.D., of the DeBakey Consulting Group, an advisory firm specializing in facilities, clinical operations and training in the medical field; and a principal of MEDTEL Systems, a joint venture among Raytheon Company, DeBakey Corporation and International Telemedial Systems to design, market and operate Telemedicine installations and networks internationally for interactive, real-time medical diagnosis and consultation.

PETER G. LEIGHTON, 43, PRESIDENT AND DIRECTOR has been an officer of the Company since its incorporation in 1980, a director since 1984 and President since 1988. Along with Mr. Frietsch, Mr. Leighton has been a principal architect of the Company's evolution since 1988 and has devised and implemented innovative financing and disposition transactions that have been critical to the Company's earlier survival and subsequent strategic development. Mr. Leighton has fifteen years experience in corporate management and financial positions and has successfully concluded public offerings and private placements in Canada, the United Kingdom, Brazil and France, and has arranged bank financing and acquisitions and dispositions for real estate, shipping and trading companies. Mr. Leighton is also a director and shareholder of Brendan Wood International, a pre-eminent financial research and consulting firm in Canada and the U.S.; President of the International Airline Passenger Association, a private membership organization advocating airline and travel safety; Director of Valmet Group Limited, an investment and management group with operations in Switzerland, Gibraltar, the United Kingdom, the Isle of Man, Ireland and Bermuda.

JEREMY T.G. POSNER, 50, DIRECTOR has been a director since 1987. With degrees in both law and business, Mr. Posner developed his career in various positions with multi-national companies in the U.S., Canada and the United Kingdom. He subsequently established a management consulting firm specializing in corporate strategic planning. In the late 1970's he founded an industrial equipment distribution company which was successfully built up over a ten year period and then sold to a larger company in 1986. From 1987 to 1991 Mr. Posner managed the corporate finance department of an investment brokerage firm. Since 1991 he has concentrated on investment management in both Europe and North America, serving as a director on the boards of several companies. Until its recent sale to a major Canadian data communications company, Mr. Posner was a director and principal shareholder of EDA Instruments, Inc. of Ontario, Canada which designs, manufactures and markets electronic data communication equipment.

PRINZ ANTON VON AND ZU LIECHTENSTEIN, 50, DIRECTOR, CHAIRMAN OF THE STOCK OPTION COMMITTEE AND MEMBER OF THE AUDIT COMMITTEE was a founding director and the first Managing Director of the Company and is Chairman of the Stock Option Committee. He has held senior management positions with Morgan Guaranty and is a Director of The Liechtensteinishe Landesbank. Prinz Liechtenstein is a private investor with current emphasis on enterprises in the former Soviet Union.

C. SIMON SCUPHAM, 42, DIRECTOR, CHAIRMAN OF THE AUDIT COMMITTEE AND MEMBER OF THE STOCK OPTION COMMITTEE has been a director since 1992 and is Chairman of the Audit Committee. Mr. Scupham is a Chartered Accountant and has held senior management positions with Coopers & Lybrand in Bermuda and the United Kingdom; he was President of Kemper Insurance Management from 1987 - 1991 and founded and is President and owner of Abbeydale Investments Limited.





WENDELL M. HOLLIS, 43, DIRECTOR has been a Director since March, 1996. Mr. Hollis was admitted to the Bermuda Bar Council in 1975 and is a senior partner in Mello, Hollis, Jones & Martin. Mr. Hollis' practice areas are Managing Partner and Private Client Representation. Mr. Hollis was a Bermuda Government Senator and Parliamentary Secretary for Finance and the Environment from 1992 - 1993, Acting Magistrate since 1981, and has held several Bermuda Government appointments which include the Board of Education 1978 - 1982; Medical Council since 1981 and Defense Board since 1989. Mr. Hollis serves on the Boards of many companies including Kloster Cruise Holdings Limited, Norwegian Cruise Line Limited, Royal Cruise Line Limited and Teleport Bermuda Limited and was formerly a director of the Bank of Butterfield Executor & Trustee Co. Ltd.

RHIANON M. PEDRO, 35, CHIEF FINANCIAL OFFICER AND MEMBER OF THE AUDIT COMMITTEE has served as Treasurer of the Company since January 1993, as Chief Compliance Officer since September 1995, Vice President since October 1995 and as Chief Financial Officer since December 1995. She is also a member of the Board of Valmet Group Limited and The CFM Group, a venture capital firm.

     Messrs. Scupham and Liechtenstein are members of the Audit Committee and the Stock Option Committee of the Board of Directors.

     The executive officers of the Company were elected in April, 1995. The executive officers are appointed by, and serve at the pleasure of, the Board of Directors. All executive officers are also directors with exception of Rhianon Pedro who was elected Chief Financial Officer of the Company in December 1995.


EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

COMPENSATION OF DIRECTORS

     Directors currently receive no cash compensation for their services as Directors or meeting attendance fees. Members of the Audit Committee and the Stock Option Committee each receive a cash fee of $10,000 per annum for each committee.

COMPENSATION COMMITTEE

     The Compensation Committee (the "Committee") designs and directs the compensation policies of the Company. Members of the Committee as of December 31, 1995 were Herman M. Frietsch and Peter G. Leighton. Committee members do not participate in Board actions on compensation relating to themselves. The compensation for Mr. Frietsch and Mr. Leighton is determined by the Company's Board of Directors based upon analyses and guidelines prepared for the Board by the Performance and Compensation Management Group of KPMG Peat Marwick, New York, N.Y., from an independent review and evaluation of executive compensation in comparable circumstances and competitive conditions.


REPORT ON EXECUTIVE COMPENSATION

     The Committee, in the determination of senior executive compensation, follows the guidelines of pay-for-performance and the need to provide total compensation packages that will attract and retain qualified and effective executives. Individual performance standards and accomplishments are reviewed regularly by the Committee in order to relate the compensation of executives to the financial performance of the Company.

     Various elements of compensation fulfill different roles in the attraction, retention and motivation of qualified officers and employees. For named executive officers, the least emphasis is currently given to benefits and perquisites and the greatest emphasis to variable and contingent forms of compensation. An annual incentive bonus program is provided. To further link the interests of management with those of the Company's shareholders, stock options are granted periodically to a significant number of officers, managers and qualified employees. To encourage continued service, the options normally become exercisable over three years in three equal annual installments from the date of grant and expire after ten years. Stock options granted to executive officers are considered to be appropriate in terms of the market value of the shares covered by the options relative to performance, other forms of compensation and taking into consideration the possible future value of the options.

Presented by the Committee:
Herman M. Frietsch
Peter G. Leighton





SUMMARY COMPENSATION TABLE

     The following table summarizes the compensation paid to Peter Leighton, the President of the Company, and the other executive officers who have earned more than $100,000 in salary and bonus during the last three completed fiscal years ended December 31.





                                                                                             RESTRICTED
                                                                                             SHARES OR
                                                                   OTHER       SECURITIES    RESTRICTED                  ALL OTHER
NAME AND                                                           COMPEN-     UNDER         SHARES        LTIP          COMPEN-
PRINCIPAL                        FISCAL      SALARY      BONUS     SATION      OPTIONS (1)   UNITS         PAYOUTS (2)   SATION
POSITION                         YEAR         ($)         ($)         ($)          (#)           ($)           ($)           ($)
-------------------------------- --------- ----------- ----------- ----------- ------------- ------------- ------------- -----------
Herman M. Frietsch (3)               1993    $     --    $     --  $      --      100,000          --          --            --
Executive Chairman of                1994    $ 20,000    $150,000  $      --       40,000          --          --            --
Intelect Communications              1995    $120,000    $120,000  $      --      150,000          --          --            --
Systems Limited

Peter G. Leighton (4)                1993    $100,000  $      --   $    9,199     100,000          --          --            --
President of Intelect                1994    $125,000    $100,000  $       --      40,000          --          --            --
Communications                       1995    $150,000    $150,000  $       --     150,000          --          --            --
Systems Limited

Pete Ianace (5)                      1995    $160,000  $       --  $       --     350,000          --          --            --
President of
Intelect, Inc.

Jeremy T.G. Posner                   1993  $      --   $       --  $       --      30,000          --          --            --
Vice President of Intelect           1994  $      --   $       --  $       --      15,000          --          --            --
Communications                       1995  $      --   $       --     150,000      30,000          --          --            --
Systems Limited
until October 1995

Rhianon M. Pedro (6)                 1995   $  12,500   $  20,000  $      --       10,000          --          --            --
Vice President, Chief
Financial Officer of
Intelect Communications
Systems Limited



(1)    Common Shares of the Company.
(2)    LTIP means Long Term Incentive Plan.
(3) Mr. Frietsch is party to a management contract with Intelect Systems Corp. (a wholly-owned subsidiary of the Company),, the terms of which provide effective January 1, 1996, for a minimum fee of $250,000 plus the possibility of a discretionary bonus per annum and for a minimum term ending December 31, 1997, thereafter the contract is automatically renewed, but may be terminated on the next December 31 following three
       (3) years notice of termination.
(4) Mr. Leighton is party to an employment contract with the Company, the terms of which provides for a minimum salary of $250,000 plus the possibility of a discretionary bonus per annum and for a minimum term ending December 31, 1997, thereafter the contract is automatically renewed, but may be terminated on the next December 31 following three
       (3) years notice of termination.
(5) Mr. Ianace is party to an employment contract with Intelect, Inc., the terms of which provide for a minimum salary of $240,000 for five years ending April 24, 2000.
(6) Ms. Pedro was elected Chief Compliance Officer on September 14, 1995 and Chief Financial Officer on December 13, 1995. Her annual salary is a minimum of $75,000 per annum from November 1, 1995.





EMPLOYEE STOCK OPTION PLAN

     (a)(i) General Information - The Company has in place one Stock Incentive Plan (the "Plan"), which was adopted by the Board of Directors on October 18, 1995 and ratified by the Shareholders at the Special General Meeting held on December 13, 1995. Under this Plan, the aggregate number of Common Shares which may be issued is 3,000,000 shares, of which up to 1,000,000 shares are available for the grant of restricted shares or restricted share units. The maximum number of shares covered by all grants or awards in any fiscal year of the Company to any one participant may not exceed 350,000, subject to adjustment in the event of stock splits and similar events.

     The Plan expires on December 13, 2005, after which no awards may be granted. The Plan is administered by the Stock Option Committee (the "Option Committee") which currently consists of two individuals who are directors of the Company and who are appointed by the Board for an indefinite term. The Option Committee's present members are C. Simon Scupham and Anton von Liechtenstein (Chairman).

     As stated in the Proxy Statement dated October 31, 1995, in anticipation of the Plan being approved by the Company's shareholders and in accordance with the terms of the Plan, the Stock Committee confirmed and approved commitments to grant key employees 420,000 non-qualified stock options and 550,000 restricted stock options. These options were granted on December 13, 1995 by the Stock Option Committee following the Special General Meeting on December 13, 1995.

     (a)(ii) Options Granted - Summary of Stock Incentive Plan activity (two month period ended December 31)(unless otherwise stated all amounts are reported in U.S.$):


                                                                           1995
                                                                           ----

     Number of Options Outstanding, beginning of period                      --
     Granted                                                            970,000
     Exercised                                                               --
     Canceled                                                           (40,000)
                                                                     -----------
     Outstanding end of period                                          930,000


     Option Price per Share Granted                              $3.00 - $5.625
     Exercised                                                           $   --
     Canceled                                                            $ 3.00
     Outstanding, end of period                                  $3.00 - $5.625


     As of December 31, 1995 the following options under the Plan were outstanding:

                            VESTED
      NUMBER                PORTION
      OF                    OF
      SHARES                SHARES                EXERCISE          OPTION
      INCLUDED              INCLUDED              PRICE             EXPIRATION
      IN OPTION             IN OPTION             PER SHARE         DATE
      ---------             ---------             ---------         ----

       850,000                      --            $  3.00             2005
        80,000                      --            $ 5.625             2005
      --------              ----------
       930,000                      --
       -------              ----------

     (b)(i) At December 31, 1995, the Company has options outstanding under the Employee Stock Option Plan ("ESOP"), which expired in January, 1996 and was replaced by the Plan discussed above.





     (b)(ii) Options Previously Granted - Summary of ESOP activity (years ended October 31 - except 1995 which is for the fourteen months ended December 31):


                                                            1995                 1994                  1993                  1992
                                                            ----                 ----                  ----                  ----
Number of Options Outstanding, beginning
 of period                                             1,044,018              881,818                180,000               155,000
Granted                                                  172,000              177,200                750,000                25,000
Exercised                                               (74,318)              (10,000)              (38,696)                    --
Canceled                                               (153,900)               (5,000)               (9,486)                    --
                                                 ---------------       ---------------         -------------        --------------
Outstanding end of period                                987,800             1,044,018               881,818               180,000

Option Price per Share Granted                     $3.32 - $5.40        $2.375 - $2.55         $1.00 - $3.08                 $0.75
Exercised                                          $1.50 - $2.55                 $1.50                 $1.50                    --
Canceled                                          $2.375 - $5.40                 $2.55                 $1.50                    --
Outstanding, end of period                         $0.75 - $5.40         $0.75 - $3.60         $0.75 - $3.60         $0.75 - $3.60


As of December 31, 1995 the following options under the ESOP were outstanding:

              NUMBER          VESTED
                  OF      PORTION OF
              SHARES          SHARES       EXERCISE           OPTION
            INCLUDED        INCLUDED          PRICE       EXPIRATION
           IN OPTION       IN OPTION      PER SHARE             DATE

               5,000           5,000        $  3.60             1996
              25,000          25,000        $  0.75             2001
             350,000         308,333        $  1.00        1999-2002
             120,000         120,000        $  1.50             2003
             300,000         233,334        $  2.66             2003
              25,000          16,667        $  3.08             2003
              27,800          22,600        $  2.55             2003
              95,000          31,666        $ 2.375             2004
              23,200              --        $  3.32             2005
              16,800              --        $  5.40             2005
          ----------      ----------
             987,800         762,600
          ----------      ----------


        OPTIONS GRANTS DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR


                                                                         MARKET VALUE
                                                                         OF SECURITIES
                                        % OF TOTAL                       UNDERLYING
                          SECURITIES    OPTIONS        EXERCISE          OPTIONS ON
                          UNDER         GRANTED TO     OR                THE DATE
                          OPTIONS       EMPLOYEES      BASE PRICE        OF GRANT            EXPIRATION
     NAME                 GRANTED       IN 1995        ($ / SHARE)       ($ / SHARE)         DATE
     ----------------------------------------------------------------------------------------------------
     H. M. Frietsch       150,000       13.28%         $ 3.00 (1)         $ 4.3125 (2)        2005

     P. G. Leighton       150,000       13.28%         $ 3.00 (1          $ 4.3125 (2)        2005

     P. Ianace            350,000       30.98%         $ 3.00 (1)         $ 4.3125 (2)        2005

     J.T.G. Posner         30,000        2.66%         $ 3.32 - $5.40     $ 3.90 - $5.40      2005

     R. M. Pedro           10,000        0.09%         $ 3.32 - $5.40     $ 3.90 - $5 40      2005






(1) Market value of securities underlying options at agreement of grant subject to the Stock Incentive Plan and Shareholder approval thereof, at the Special General Meeting of Shareholders held December 13, 1995.
(2) Agreement of grant ratified on December 13, 1995, being the effective date of the Stock Incentive Plan.


     The following table sets forth each exercise of options during the fiscal year ended December 31, 1995 by the named executive officers:


                AGGREGATED OPTION EXERCISE DURING THE MOST RECENT
                       FINANCIAL YEAR TO DECEMBER 31, 1995


                                                                                                               VALUE OF
                                                                    UNEXERCISED                               UNEXERCISED
                      SECURITIES        AGGREGATE                   OPTIONS AT                                OPTIONS AT
                        ACQUIRED            VALUE                DECEMBER 31, 1995                        DECEMBER 31,1995(1)
                     ON EXERCISE         REALIZED                        #                                         #
NAME                           #                $           EXERCISABLE    UNEXERCISABLE            EXERCISABLE      UNEXERCISABLE
----------------------------------------------------------------------------------------------------------------------------------

H.M. Frietsch                 --               --               180,000          210,000              $  692,250        $  566,125

P.G. Leighton                 --               --               180,000          210,000              $  692,250        $  566,125

P. Ianace                     --               --                    --          350,000                      --        $  896,875

J.T.G. Posner                 --               --               100,000           50,000              $  409,541        $   98,651

R.M. Pedro                    --               --                    --           10,000                      --        $   13,689


(1) Value calculated as the difference between the exercise price of the options and the closing NASDAQ price at December 29, 1995 of $5.5625.





PERFORMANCE GRAPH

     The following graph compares the yearly percentage change in the cumulative total shareholder return over the last five years ended December 31, 1991 through 1995 on the Company's Common Shares (Nasdaq National Market ("NNM") trading symbol ICOMF) with the cumulative total return of the Standard & Poor's Small Cap and Nasdaq U.S. Stock Indexes.



            [Line Chart Comparing Five Year Total Shareholder Return]





                    FIVE YEAR TOTAL RETURN ON $100 INVESTMENT

                                                                                        COMP ANNUAL
                         1990     1991      1992       1993      1994         1995        GROWTH
                         ----     ----      ----       ----      ----         ----        ------
ICOMF                    100     300.00    437.50    1,300.00    843.76    2,225.20       85.98%
S&P SMALLCAP             100     145.87    174.23      204.88    192.93      248.10       19.93%
NASDAQ US                100     160.56    186.87      214.51    209.69      296.30       24.26%


APPOINTMENT OF AUDITORS

     KPMG Peat Marwick ("KPMG"), Chartered Accountants, Hamilton, Bermuda are currently the auditors of the Company and were initially appointed in fiscal 1991. The Board of Directors recommends and, in the absence of contrary instructions, the persons named in the enclosed form of proxy intend to vote for the re-appointment of KPMG as auditors of the Company, to hold office until the next annual general meeting.


CERTIFICATE AND APPROVAL

     The contents and sending of this Proxy Statement have been approved by the directors of the Company.


DATED as of April 30, 1996.



RHIANON M. PEDRO
Secretary






                     INTELECT COMMUNICATIONS SYSTEMS LIMITED
                                Cusip # G47962108
                        PROXY FOR ANNUAL GENERAL MEETING
                     to be held Wednesday, June 26, 1996 at
                          The Glen Eagles Country Club,
                  5401 West Park Boulevard, Plano, Texas, 75220
              (Solicited by the Board of Directors of the Company)


     The undersigned shareholder of INTELECT COMMUNICATIONS SYSTEMS LIMITED (the "Company") hereby appoints PETER G. LEIGHTON, or failing him, HERMAN M.
FRIETSCH,      or      instead      of     either      of     the      foregoing
 ................................................................................
as proxy of the undersigned, with power of substitution, to attend at and vote and otherwise act for and on behalf of the undersigned in respect of all matters that may come before the above meeting of shareholders, and any adjournment thereof. The undersigned hereby undertakes to ratify and confirm all the said proxyholder may do by virtue hereof, and hereby revokes any proxy previously given. Without limiting the general authorisation and power hereby given, all the shares registered in the name of the undersigned are to be voted as indicated below and may be voted in the discretion of such proxyholder with respect to amendments or variations to the matters identified in the notice of meeting and with respect to other matters that may properly come before the meeting. If no choice is specified this proxy will be voted "FOR" the matters set out in paragraphs 1, 2 and 3 below.

1.   FOR [ ] or WITHHOLD FROM VOTING FOR [ ] (or, if no  specification  is made,
     FOR) the election of three directors to fill the vacancies created by the expiry at the Meeting of the terms of three of the directors;

2. FOR [ ] or AGAINST [ ] (or, if no specification is made, FOR) to fix the maximum number of directors;

3. FOR [ ] or AGAINST [ ] (or, if no specification is made, FOR) the resolution to appoint KPMG Peat Marwick as auditors.


DATED this            day of                     1996.








                                         -------------------------------------
                                              Signature of Shareholder

NOTES:

1. This proxy must be signed by the appointor or his attorney in writing. Please sign exactly as your name or names appear printed overleaf and date the proxy.

2. A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON, OTHER THAN THE PERSONS DESIGNATED IN THE ABOVE FORM OF PROXY TO ATTEND, ACT AND VOTE FOR HIM AND ON HIS BEHALF AT THE MEETING. To exercise such right the shareholder may insert the name of the shareholder's desired nominee in the blank space provided or may complete another appropriate proxy and, in either case, should deliver the completed proxy to the Company indicated below.

3. In order for this form of proxy to be effective, it must be signed and deposited with the Secretary of the Company, at the address on the envelope provided, being P.O. Box 2687, Houston, Texas, 77252-2687 or c/o The R-M Trust Company, 393 University Avenue, 5th Floor, Toronto, Ontario M5G 2M7, Canada, at any time up to and including the last business day preceding the day of the meeting or any adjournment thereof or given to the Chairman on the day of the meeting.